Rule 497(c)

File Nos. 33-29180

and 811-05823

Supplement dated April 30, 2007

to

Statement of Additional Information dated November 30, 2006

for

Domini Social Equity Fund®

Domini European Social Equity FundSM

Domini EuroPacific Social Equity FundSM

Domini PacAsia Social Equity FundSM

Domini Social Bond Fund®

The “Proxy Voting Policies and Procedures” found in Appendix B beginning on page B-1 is deleted and replaced with the following:

Appendix B

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures have been adopted by each of the Domini Social Equity Trust, the Domini European Social Equity Trust, the Domini EuroPacific Social Equity Trust, the Domini PacAsia Social Equity Trust, the Domini Social Equity Fund, the Domini European Social Equity Fund, the Domini EuroPacific Social Equity Fund, the Domini PacAsia Social Equity Fund, the Domini Social Bond Fund, the Domini Institutional Social Equity Fund, the Domini Social Equity Portfolio, the Domini European Social Equity Portfolio, the Domini EuroPacific Social Equity Portfolio, the Domini PacAsia Social Equity Portfolio (collectively, the “Domini Funds” or “The Funds”) to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds’ shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees (“BOT”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds’ investment advisor (“Domini” or the “Advisor”). The BOT reviews and adopts Domini’s Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Advisor’s proxy voting duties to the Advisor. Pursuant to Domini’s Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see “Conflicts of Interest” below).

I.	The Domini Funds’ Proxy Voting Guidelines

The following Guidelines summarize the Funds’ positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds’ shareholders, the Funds vote proxies after considering shareholders’ financial interests and social objectives. For that reason, there may be instances in which the Funds’ shares may not be voted in strict adherence to these Guidelines. The Guidelines have been developed to ensure consistency with the social and environmental standards applied to our Funds’ portfolios and our overall stock selection process.

The general principles guiding Domini’s proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes, and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients’ shares. (See Section II: “Voting in Non-U.S. Markets,” below, for more detail.)

These Guidelines are subject to change without notice.

Introduction

As an investment advisor and mutual fund manager, we at Domini Social Investments LLC (“Domini”) have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our “investors”). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than 100 corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996. The Funds’ Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds’ inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

The Rationale Guiding Domini’s Proxy Voting

Domini’s investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders composed of shareholders, employees, communities, customers, and the environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management’s attention to the broader web of stakeholders upon which the corporation depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors’ objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

Annual Meetings — In-Person Annual Meetings

Some corporations have lobbied to replace “face-to-face” annual meetings with “virtual meetings” broadcast over the Internet. Shareholders have argued that Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will support resolutions asking directors to affirm the continuation of in-person annual meetings.

Annual Meetings — Rotating Sites

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will support resolutions advancing this cause.

Auditors — Independence

We will support the reappointment of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit. Therefore, we will examine non-audit fees closely and will, for example, oppose the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. (We will include audit-related fees and tax compliance/preparation fees in our calculation of audit fees.)

In addition, we will review on a case-by-case basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will support shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company’s independent accountants will only provide audit services to the company and not provide any other services.

We will also support shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

We will support shareholder proposals asking companies to place the ratification of auditors on the agenda.

Audit Committee Accountability

The Audit Committee is ultimately responsible for the company’s internal financial reporting controls, and for addressing problems when they arise. We will consider withholding our votes from audit committee members for the following reasons:

•	We will withhold our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.
•

We will withhold our votes from audit committee members at companies with ineffective internal controls, considering whether the company has a history of accounting problems, or significant recent problems, and the board’s efforts to address them.

•

Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot, we will withhold our votes from members of the audit committee.

Board of Directors — Accountability

We will withhold our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will withhold our votes from directors who have attended less than 75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

We will withhold our votes from the entire board slate (except for new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company’s response will be analyzed on a case-by-case basis.

Board of Directors — Composition

Diversity

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include women or people of color, we will withhold our support for the board’s nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness, and to issue reports to shareholders on their efforts to increase diversity on their boards. We will support these resolutions.

Independence

Majority of Independent Directors

It is in the best interest of all stockholders that a majority of board members be independent. NYSE and Nasdaq listing standards require that most listed companies have majority-independent boards. We will withhold our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will support shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two thirds or three quarters) of independent directors.

Independent Chair

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of chair of the board should be held by an independent director. We will therefore withhold our votes from the chair of the board if that person is not independent. We will support shareholder proposals to separate the position of chair and CEO, and proposals that request that the position of chair be held by an independent director who has not served as CEO.

Independence of Key Committees

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee, and the corporate governance committee, be composed entirely of independent directors. We will withhold our votes from inside directors and affiliated outside directors nominated to these committees.

We will support shareholder resolutions requesting that these committees be composed exclusively of independent directors.

Qualifications for Independence

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated, and Independent. To be “independent,” a director must have no material connection to the company other than his or her board seat.

Often, “independent” or “outside” directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining “independent.” We will support these resolutions.

Over-Boarded Directors

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will withhold our votes from directors who sit on more than six public company boards. We will withhold our votes from directors who sit on more than one additional board and also serve as CEO of another company.

Reduce Size

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will oppose such resolutions.

Board of Directors — Cumulative Voting

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will oppose bylaws requiring cumulative voting.

Board of Directors — Director-Shareholder Dialogue

Shareholders have asked that corporations establish an Office of the Board of Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will support these resolutions.

Board of Directors — Indemnification

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will oppose these resolutions.

Board of Directors — Mandatory Share Ownership

Shareholders have proposed that all directors should own stock in the company. In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will oppose these resolutions.

Board of Directors — Majority Vote Standard

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly “elect” candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if 99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the company’s governance documents (certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will generally support both precatory and binding resolutions seeking to establish a majority vote standard. We will scrutinize binding resolutions more carefully to ensure that the specific formulation is workable.

Board of Directors — Open Access

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management’s proxy statement. The SEC proposed a two-step process, which would require certain “triggering events” to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least 1% of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a case-by-case basis.

Board of Directors — Shareholder Advisory Board

Shareholders have asked that corporations create a shareholder advisory board to represent the owners’ views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will oppose such resolutions.

Board of Directors — Staggered Terms

The annual election of all directors is considered a necessary part of maintaining accountability to shareholders. Many corporate governance activists also argue that a classified board structure is frequently used as a takeover defense that may shelter an otherwise poorly performing company from a takeover that may be in shareholders’ best interests. We are concerned, however, that the annual election of directors can have the unintended consequence of focusing the board on short- term results and, more specifically, stock price, at the expense of the long-term interests of the company. We believe that short-term thinking is a significant and pervasive threat to long-term shareholder value, and to society. A classified board, while not an ideal structure, may help shield directors from the need to place quarterly results ahead of long-term objectives. We will oppose resolutions to abolish staggered boards.

Employee Benefits — Cash Balance Pension Plans

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will support these resolutions.

Employee Compensation — Employee Stock Ownership Plans (ESOPs)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher-quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will support these resolutions.

Executive and Director Compensation

Reasonable Compensation

We support reasonable compensation packages for managers and directors. In general, we do not regard the following as reasonable:

•	Pension plans for outside directors (since they usually benefit from other plans)
•	Gold or silver parachute plans triggered by a takeover
•	Total compensation to outside directors exceeding $100,000 per year
•	Total compensation to chief executive officers exceeding $10,000,000 per year

We will oppose resolutions proposing these or similar compensation schemes and will support resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will support resolutions calling for companies to review and report on executive compensation. We will withhold votes from directors serving on the compensation committee where there is evidence that they have not taken steps to address issues of CEO compensation and executive compensation disclosure.

Relative Compensation Levels

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to do the following:

•	Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management
•	Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will support these resolutions.

Compensation Consultants — Disclosure of Board or Company’s Utilization

We will support resolutions seeking disclosure regarding the company, board,or board committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid, in order to surface any potential conflicts of interest, and to allow shareholders to adequately assess the reasonableness of proposed compensation arrangements.

Disclosure

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will support these resolutions.

Excessive Stock Option Grants to Executives

According to a 1999 study by Northwestern University’s Kellogg School of Management entitled “Unleashing the Power of Employee Ownership,” firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations’ stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and (2) the group of executive officers to no more than 10% of the total options granted in a single year. We will support these resolutions.

Executive Severance Pay Review

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company’s financial performance was poor during the executive’s tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will support these resolutions.

Nonfinancial Performance

Shareholders have asked companies to review their executives’ compensation and report to shareholders on its link not only to financial performance but also to the company’s performance on the following:

•	Environmental issues
•	Burma
•	Improvements in healthcare quality
•	Exporting U.S. jobs to low-wage countries
•	Closing the wage gap in the U.S. between workers and top management
•	Predatory lending
•	Diversity issues
•	Social issues generally

We will support these resolutions.

Pension Plan Accounting and Financial Transparency

Some corporations use “pension credits,” a projection of the growth of a company’s pension plan, as part of their formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the “expected return” on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will support resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications, and Qwest Communications International have adopted these proposals.

We will also support resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

Extraordinary Supplemental Executive Retirement Plans (SERPs) and Preferential Retirement Arrangements

Many companies establish Supplemental Executive Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed IRS limitations on benefits that can be paid from tax-qualified pension plans. Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies’ regular tax-qualified plans. Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will support these resolutions.

Performance-Based Stock Options

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index; premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will support these resolutions.

Salary Freeze During Layoffs

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company’s long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company’s culture, and indicative of poor corporate governance. We will support resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

Stock Option Expensing

The use of stock options that are not expensed can lead to distorted earnings reports and excessive use of stock options for executive compensation. We will oppose the use of stock options where they are not fully expensed, and support shareholder proposals calling for companies to expense stock options in the company’s annual income statement.

Mergers and Acquisitions — In General

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a case-by-case basis.

We will oppose any merger or acquisition whose resulting company would not qualify for inclusion in our Funds’ portfolios based on their line of business (for example, we would oppose the acquisition of a portfolio holding by a tobacco manufacturer). We will also generally oppose mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

•	The relative social and environmental performance of the two companies
•	The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources
•	Whether this is a hostile acquisition of a company with a substantially unionized workforce by a company with a non-unionized workforce
•	The acquiring company’s plans for cultural integration of the two companies
•	The acquiring company’s history of acquisitions
•	Executive and board compensation packages tied to successful completion of the merger
•	Change in control provisions in executive employment contracts triggered by the merger
•	Conflicts of interest
•	Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications, and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decision-making. In some cases, considerations of industry concentration may be the decisive factor.

Mergers and Acquisitions — Impact of Merger

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will support these resolutions.

Mergers and Acquisitions — Shareholder Approval

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company’s character should be submitted to its owners for approval, we will oppose all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

Proxy Voting — Confidential Ballot

Many companies’ proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will support these resolutions.

Reincorporation

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management’s rationale, and consider such proposals on a case-by-case basis. Occasionally, a corporation will seek to reincorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will oppose reincorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will support shareholder proposals to reincorporate corporations from such jurisdictions.

Shareholder Resolutions — Identification of Proponents

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will support these resolutions.

Shareholder Resolutions — Supermajority Votes

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority — sometimes as much as 80% of the vote — to be adopted. We will oppose these resolutions.

Takeover — Employee Stock Ownership Plans (ESOPs)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will oppose ESOPs not intended and designed to promote active employee ownership.

Takeovers — Stock Issuance

Management may seek authorization to issue stock in an effort to avoid a takeover. We will oppose these resolutions.

SOCIAL AND ENVIRONMENTAL ISSUES

Sustainability Reports

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products. Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms’ records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will support resolutions requesting these reports.

COMMUNITY

Access to Pharmaceuticals — Disclosure of Incentives to Pharmaceutical Purchasers

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled “When Is a Rebate a Kickback?”, some estimate that these payments add up to approximately 10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will support these resolutions.

Access to Pharmaceuticals — Ethical Criteria for Drug Patent Extensions

According to a May 2002 study by the National Institute for Health Care Management, two thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these “me too” drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies’ reputations and on consumers’ access to needed treatments.

We will support resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

Cable Companies and Pornography

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This “mainstreaming” of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to do the following:

•	Outline the business case for their increasing distribution of pornography
•	Review policies governing content decision-making for cable operations
•	Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

We will support these resolutions.

Citizen Initiatives — Noninterference by Corporations

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will support such resolutions.

Coffee Crisis Report

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation. In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis. Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will support these proposals.

Confidentiality of Personal Information

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted, or subcontracted. We will support these resolutions.

Corporate Welfare

Corporate welfare, according to a Time magazine article on the subject, is “any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others.” Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will support resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance

According to the IRS, the United States loses as much as $30 billion annually from corporations that avoid taxes through the use of tax havens. The IRS has also documented how banks as well as investment companies, lawyers, and stockbrokers help clients avoid millions of dollars in taxes by setting up shell companies offshore. U.S. multinational corporations are increasingly attributing their profits to offshore jurisdictions. Globally, the grand total of wealth held offshore is estimated at $11.5 trillion. Oxfam notes that “developing countries could be missing out on tax revenues of at least US$50 billion a year; roughly equivalent to the global aid budget.” This capital flight has been estimated to result in tax revenue losses that approximate the annual financing needs of the United Nations Millennium Development Goals.

Shareholders have filed resolutions with financial institutions seeking a report on policies that are in place to safeguard against the provision of financial services for corporate or individual clients that enables capital flight and results in tax avoidance. We will support these proposals.

Equal Credit Opportunity

Access to capital is essential to participating in our society. The Equal Credit Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for the following:

•	Reports on lending practices in low/moderate-income or minority areas and on steps to remedy mortgage-lending discrimination.
•	The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.
•	The development of policies to ensure that the firm does not securitize predatory loans.
•

Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

•	The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

•	The application of domestic Community Reinvestment Act standards to emerging market countries.

We will support these resolutions.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than 0.1% of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will support these resolutions.

Land Procurement

Retail firms, particularly “big-box retailers,” can have a significant negative impact on local communities, permanently altering the character of the community’s economy and environment. Controversies that arise as a result may negatively impact the company’s reputation and ability to attract consumers. We will support shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to do the following:

•	Prepare a report on the impact of their plans in culturally sensitive sites
•	Develop policies that would ensure the preservation of communities cultural heritage and the natural environment
•	Consult with affected communities on development plans
•	Maintain high ethical standards when working with governments and partners
•	Cease their operations on these sites once operations have begun

We will support these resolutions.

Lower Drug Prices

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will support resolutions asking companies to report on price restraint policies for pharmaceutical products, and will generally support, on a case-by-case basis, resolutions asking for companies to implement price restraint policies.

Over-The-Counter (OTC) Derivatives Risk

Alan Greenspan, the former Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over-the-counter derivatives. We will support these resolutions.

Political Contributions and Nonpartisanship

Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation’s political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests. In addition, concerns have been raised regarding corporate Political Action Committees, which are established to collect political contributions from employees, as well as corporate contributions to industry trade associations, which generally do not disclose their membership, state judicial races, think-tanks, and other political organizations. Shareholders have asked boards of directors to establish oversight of corporate political contributions, to establish corporate political contributions guidelines and reporting provisions, disclose the business rationale for the company’s political involvement and the public policy positions taken by the company, and to produce reports detailing the use of corporate resources for political purposes. We will support these resolutions.1

We will also support proposals advancing principles of corporate nonpartisanship: for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

Public Interest Obligations

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will support such proposals.

Quality of Healthcare

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will support these resolutions.

Redlining

“Redlining” is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop “fair housing” policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will support these resolutions.

Ride Safety

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride–Related Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently

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We will oppose resolutions that require companies to publish their contributions in local newspapers, as we do not believe this to be an effective use of corporate resources, or an effective method to inform corporate stakeholders of the company’s political activities.

exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will support these resolutions.

DIVERSITY

Note: See also “Board of Directors — Diversity” in our Corporate Governance section.

Equal Employment Opportunity and Affirmative Action Report

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include the following:

•	A chart identifying employees by sex, race, and the various job categories defined by the EEOC
•	A description of affirmative action policies and programs in place
•	The company’s Form EEO-1 disclosure report
•	A report on the percentage of hires during the previous year who were persons with disabilities
•	A description of programs designed to increase the number of women and/or minority managers
•	A description of programs designed to increase the number of persons employed with disabilities
•	A description of how the company is working to eliminate “glass ceilings” for female and minority employees
•	A report on any material litigation facing the company concerning diversity-related controversies
•	A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers
•	A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses

We will support these resolutions.

Equality Principles on Sexual Orientation

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to do the following:

•	Adopt written prohibitions against discrimination in employment based on sexual orientation
•	Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace
•	Include sexual orientation issues in diversity training
•	Grant spousal benefits to domestic partners, regardless of sexual orientation
•	Refrain from using negative stereotypes of sexual orientation in advertising
•	Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will support these resolutions.

Pay Equity

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will support these resolutions.

Racial Stereotypes in Advertising

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians’ “Chief Wahoo.” Shareholders have asked companies to display more sensitivity toward the images they present. We will support these resolutions.

ENVIRONMENT

Animal Welfare

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations and suppliers worldwide, and to report these standards, and their progress towards implementing these standards, to shareholders. We will support these resolutions.

We will examine resolutions asking companies to eliminate animal testing on a case-by-case basis, considering the industry and the purpose of the testing, and whether viable alternatives exist. We will generally support resolutions that ask companies to phase out unnecessary testing, and will support resolutions calling for more humane forms of slaughter, such as “controlled atmosphere killing.”

CERES Principles

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the Principles, a company commits itself to do the following:

•	Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration
•	Set definitive goals and a means of measuring progress
•	Inform the public in an environmental report published in the format of a CERES Report

Shareholders have submitted resolutions asking corporations to study the Principles or to endorse them. We will support these resolutions.

Chemical Safety

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders, and learning disabilities (such as Mercury, PVCs, and Phthalates, described below). Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to do the following:

•	Phase out specific chemicals of concern that are used in their products where safer alternatives are available, or report on the feasibility of doing so
•	Report on the expected impact on their business of chemical regulation and emerging scientific findings
•	Disclose their policies for identifying, handling, and marketing products containing potentially hazardous chemicals, and for seeking safer substitutes for these chemicals

•	Reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products.
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To comply with actions sought by the Campaign for Safe Cosmetics, including conducting an inventory of products containing chemicals of concern, proactively seeking safer alternatives, and public reporting on these efforts

We will support these resolutions.

Mercury-Containing Devices

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will support resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCs (Polyvinyl Chloride Plastics), Phthalates

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called “phthalates” are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing; enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will support resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will support resolutions asking companies to report on the risks, financial costs and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

CO2 and Climate Change

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions from their companies’ operations and products. They have asked companies in a wide variety of industries, including electric utility, oil, real estate, and manufacturing to report on these emissions and their progress towards reducing them, and to report on how the company is responding to rising regulatory, competitive, and public pressure to significantly reduce carbon dioxide and other greenhouse gas emissions.

Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, their efforts to comply with climate regulation, and the scientific data underlying their public position on climate change, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will support these resolutions.

Environmental Hazards to Community

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility’s potential impact. We will support these resolutions.

Environmental Reports

Shareholders have asked companies to prepare general reports (often using the CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1) disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company’s operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will support these resolutions.

Environmental Standards for International Electronics Industry Subcontractors

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will support these resolutions.

Forestry Practices

According to the United Nations, forests are rapidly declining at a rate of 33 soccer fields per minute. Endangered forests are home to nearly 50% of the world’s species and 200 million indigenous people worldwide. These forests store extensive amounts of carbon and are critical to mitigating the effects of climate change.

The forest products industry is the largest industrial consumer of endangered forests. Many forests are unnecessarily threatened by industrial logging to meet the demand for paper products that are often used once and discarded.

Stemming this tide of destruction requires a change in how forests are managed, while also looking for opportunities to decrease paper use and increase recycled content. Companies can ensure that their wood products are harvested from sustainably managed forests by purchasing wood or wood fiber bearing the Forest Stewardship Council (FSC) seal. The FSC, a third-party auditor, offers the only independent certification system in the world accepted by the conservation, aboriginal, and business communities. FSC certification recognizes forestry operations that adopt environmentally and socially responsible practices. In addition, virgin tree fiber from logging operations certified to FSC standards is increasingly available.

Shareholders have asked companies to review their policies on the sale of products containing material from old-growth or virgin forests to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests, to phase out the use of paper from these sources, to report on the feasibility of phasing out the use of non-FSC certified wood products, to increase the use of recycled material, and to report generally on their progress toward implementing sustainable forestry policies. We will support these resolutions.

Genetically Engineered (GE) Agricultural Products

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE products to (1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; (4) report on the company’s internal controls related to potential adverse impacts associated with GE organisms and/or (5) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will generally support these resolutions, reviewing resolutions related to 1 and 2, above, on a case-by-case basis.

Mining or Exploration and Production in Certain Environmentally Sensitive Regions

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the Okefenokee National Wildlife Refuge, are particularly environmentally sensitive. Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will support these resolutions.

Paper Production and Use — Chlorine Bleaching

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will support these resolutions.

Pollution Prevention, Recycling, and Product Life-Cycle Responsibility

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will support these resolutions.

Renewable Fuels and Energy Efficiency

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems. In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will support resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also support resolutions asking energy companies to increase their investments in the development of renewable energy sources.

Risks Linked to Water Use

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

•	Increasing water costs
•	Increasing competition for water supplies
•	Conflicts with local communities over water rights

•	Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will support resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation’s supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

HUMAN RIGHTS

Affordable HIV/AIDS, Tuberculosis, Malaria, and Other Drugs for Developing Countries

As of December 2000, approximately 90% of the 36.1 million people living with HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world’s leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies’ products in order to ensure their long-term profitability. We will support these resolutions.

AIDS, Tuberculosis, and Malaria — Impact on Operations

According to UNAIDS, the Joint United Nations Programme on HIV/AIDS, in 2004, 39.4 million people were infected with HIV, and 3.1 million died from the disease. While two thirds of global HIV cases remain in sub-Saharan Africa, infections are rising in every region of the world. In addition, tuberculosis kills 2 million people per year, and malaria an additional million. India and Russia have the steepest increases in HIV infection and are highly exposed to malaria and tuberculosis, respectively. UNAIDS stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. In addition, the HIV/AIDS, tuberculosis, and malaria pandemics may have a profound impact on companies that produce products essential to combating infectious diseases, and companies with significant operations in affected areas. We will support resolutions that call for corporate reports on the impact of these diseases on corporate operations in affected areas.

Burma

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese Freedom and Democracy Act) making it illegal to import goods and services from Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include the following:

•	Requests for comprehensive reports on corporate operations or investments in Burma
•	Requests for reports on the costs — both tangible and intangible — to companies attributable to their being boycotted for doing business in Burma
•	Demands that companies terminate all operations or investments in Burma

We will support these resolutions.

Child Sex Tourism

Each year more than two million children are exploited in the global commercial sex trade, some of them as young as 5 years old, with an average age of 14. Child sex tourism is the practice of foreigners sexually exploiting children in another country. It is an organized multibillion-dollar industry that includes tour guides, websites, and brothel maps. Problem countries include Cambodia, Thailand, Costa Rica, Mexico, Dominican Republic, Brazil, India, and others. In 2003, ECPAT, the World Tourism Organization, created a “Code of Conduct for the Protection of Children from Sexual Exploitation in Travel and Tourism” with funding from the United Nations.

Shareholders have filed resolutions asking companies involved in providing tourism services, including hotels, to adopt a policy prohibiting the sexual exploitation of minors on company premises in line with the ECPAT code, and to report to shareholders on the implementation of this policy. We will support these resolutions.

China — Human Rights Criteria

Resolutions introduced in Congress have called for U.S. corporations with operations in the People’s Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will support resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment. We will support these resolutions.

China — Prison Labor

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies conduct business overseas. Some shareholders, however, have asked for specific reports on business operations in China. We will support these resolutions.

Choosing Where and How to Do Business

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime’s human rights record. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will support these resolutions.

Global Companies — Standards of Conduct

Global manufacturing, resource extraction, financial services, Internet sector, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International Labor Organization’s Core Conventions and the United Nations Universal Declaration on Human Rights. Shareholders have also asked companies to investigate and report on particular human rights controversies they face. We will support these resolutions.

Standards for Vendors

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S. corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers’ rights to organize and bargain collectively, overall working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2) reports on companies’ efforts to implement and enforce their code of conduct. We will support these resolutions.

Infant Formula

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of Marketing for Breast-Milk Substitutes. We will support these resolutions.

International Financial Stabilization

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability. Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will support these resolutions.

International Lending and Economic Development

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include the following:

•	Encouraging capital flight from less economically developed countries
•	Eroding human and natural resources
•	Encouraging the inefficient use of capital
•	Decreasing spending for health, education, and housing
•	Undermining a country’s long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the IMF. Still others have asked for information on structural adjustment programs. We will support these resolutions.

Internet Censorship and Surveillance

The growth of the Internet offers considerable opportunities for global broad-based wealth creation, including the advancement of human rights. Companies involved in providing Internet services and technology are playing a leading role in building global communities and sharing knowledge. We believe that government action to censor, monitor, isolate, and jail Internet users for exercising basic human rights outlined in the Universal Declaration of Human Rights threatens the ultimate realization of these benefits. We believe these actions also present significant barriers to growth for Internet sector businesses, which depend on a broadly connected, free Internet. As documented by Human Rights Watch and others, the presence of the Internet in repressive-regime countries can help dissidents and others stay informed about relevant political issues, and generally advance the cause of human rights.

In response to revelations that certain U.S. companies are complying with government requests to assist in their efforts to censor and monitor the Internet, which in some cases has resulted in the imprisonment of dissidents, Domini, Boston Common Asset Management, and Reporters Without Borders drafted a joint statement of investors calling on Internet businesses to support freedom of expression worldwide (available at www.domini.com). Domini is also participating in a multi-stakeholder initiative to draft policies and procedures to guide companies in this area.

Shareholders have filed a variety of resolutions on this issue. We will support those resolutions that advance principles of freedom of expression and privacy by asking companies to adopt policies and procedures to safeguard these rights, and to publicly report on their implementation, but will generally oppose resolutions that require that Internet sector companies pull out of repressive-regime countries.

Justice for Indigenous Peoples

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will support these resolutions.

Mexico — Maquiladoras

Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. There, Mexican workers — paid a fraction of what U.S. workers would require to subsist — assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask corporations’ management to do the following:

•	Initiate a review of their maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact
•	Prepare a report with recommendations for changes in light of the findings

We will support these resolutions.

Money Laundering

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will support these resolutions.

Nigeria, Chad, and Cameroon

Corruption and instability have historically plagued the governments of Nigeria, Chad, and Cameroon. Human rights groups have denounced these countries’ human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will support these resolutions.

Northern Ireland — MacBride Principles

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles). We will support these resolutions.

Privacy Rights

Allegations that telecommunications firms, including AT&T and Verizon, voluntarily provided customer phone records and communications data to the U.S. National Security Agency have prompted shareholders to ask companies to report on these practices, including steps the company is taking to protect its customers’ private records to ensure that such records are only released when required by law. We will support these resolutions.

Questionable Overseas Payments

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the Foreign Corrupt Practices Act are occurring. We will support these resolutions.

South Africa

We immediately answered Nelson Mandela’s October 1993 call to reinvest in South Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates. U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business there. We will support these resolutions.

Tibet

Since 1950, China has occupied Tibet. Human rights activists have protested China’s policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights. We will support these resolutions.

MILITARISM AND VIOLENCE

Commitment to Peace and to Planning for Peacetime Production

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses. Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will support these resolutions.

Handgun Sales

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will support resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

Violence in Television Programming and in Video Games

Children’s television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will support these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games. We will support these resolutions.

Workplace Violence

The Bureau of Labor Statistics Census of Fatal Occupational Injuries has documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will support these resolutions.

TOBACCO

Insurance and Healthcare Companies Investing in Tobacco

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will support these resolutions.

Limitation on Tobacco Sales to Minors and Others

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini Funds do not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company’s success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will support these resolutions.

Sales of Non-Tobacco Products to Tobacco Industry

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will support these resolutions.

Smoke-Free Restaurants

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will support these resolutions.

Tobacco Advertising

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to do the following:

•	Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading
•	Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising
•	Assure that tobacco ads are not youth-friendly
•	Assess the financial impact of refusing to run tobacco ads
•	Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising
•	Prepare reports that address the media’s role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will support these resolutions.

Tobacco Smoke in the Environment

The hazards of tobacco smoke in the environment — particularly indoors — are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places. Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises’ facilities be smoke-free. We will support these resolutions.

II.	Voting in Non-U.S. Markets

The general principles guiding Domini’s proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We will not, however, lower our standards to conform to local market practice. We will always seek to hold companies to best practices within their markets. Our policies, therefore, will serve as the baseline, but where local best practices exceed our policies, we will apply the higher standard. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients’ shares, and in certain circumstances may choose not to vote where we believe it may not be in our clients’ best interests to cast a vote. We may also miss opportunities to vote our shares when companies fail to provide information in a timely manner.

Availability of Information

The availability of information necessary to make informed voting decisions varies widely in non-U.S. markets.

It is common for European companies, for example, to seek shareholder approval of company financial statements. In many cases, however, companies fail to provide their financial statements in a timely manner. Although this is considered a “routine” matter, where we are being asked to approve a report that has not been received, we will vote against the proposal.

Where we are being asked to vote on an item where we have insufficient information to apply our guideline (such as auditor independence), we will abstain, unless it is clear market practice in that country to provide the required information, in which case we will vote against the proposal. As stated below, where we cannot determine the independence of a director, we will assume that director is not independent.

Bundled Proposals

Frequently, non-U.S. companies “bundle” proposals, meaning that they combine several issues into one vote. We believe that shareholders should have the opportunity to vote on each individual issue. We will vote against bundled proposals if we have reason to vote against any individual issue presented, but will support the proposal if we would have supported each issue had they been presented individually.

Shareblocking

Certain countries impose “shareblocking” restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). Domini will seek to vote its shares for every holding in its portfolio. However, we will forego the opportunity to vote when, in our judgment, shareblocking restrictions could impair our ability to effectively manage our Funds’ portfolios.

Election of Directors

We strongly believe that directors should be elected individually. In France, where it is market practice to present directors individually, and Germany, where it is recommended best practice, we will vote against all director slates that are presented as a bundled proposal.

In other countries, where it is common practice to bundle these proposals, we will vote against the entire slate if we have reason to oppose any individual director, where, for example, an individual non-independent director sits on a key committee, or if the board does not include any women or minorities.

In all markets, we will vote against the election or reelection of any director whose name is not disclosed. Where information is not provided to determine the independence of the director, we will assume the director is not independent. Where the board does not include an audit or remuneration committee, we will assume the entire board serves in that capacity, and will vote against any non-independent directors.

In Sweden, some companies have sought permission to have the Board Chair and representatives of the firm’s largest shareholders (who are not directors) serve on the nominating committee. We will oppose these proposals, as we believe only independent board members should serve on this key committee.

In Germany, and other countries where up to half of the board must consist of employee representatives, we will depart from our general requirement that the board consist of a majority of independent directors, and require that one third of the total board be independent.

III.	Domini Social Investments’ Proxy Voting Procedures

These Procedures are designed to ensure that all proxies for which Domini Social Investments LLC (“Domini”) has voting authority are cast in the best interests of our clients and Domini Funds’ shareholders, to whom we owe a fiduciary duty.

Domini works with Social Advisory Services, a division of Institutional Shareholder Services (“ISS”), to implement its proxy voting policies, as described below. Domini retains oversight of the proxy voting function, and retains the authority to set voting policies and to vote the proxies of the Domini Funds.2

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The Board of Trustees (“BOT”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds’ investment advisor (“Domini”), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The BOT reviews and adopts Domini’s Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

Domini Social Investments LLC

Primary responsibility for the proxy voting function at Domini rests with a proxy voting committee chaired by Domini’s General Counsel (“GC”). Domini’s primary responsibilities include the following:

1.

Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.[3] Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

2.

Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from ISS on a quarterly and an as-needed basis.

3.	Identify and address conflicts of interest where they arise (See “Conflicts of Interest,” below)
4.

Voting: ISS makes voting recommendations to Domini based on the Guidelines. Domini reviews these recommendations, and casts the actual votes. Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a “case-by-case” analysis and ISS does not have sufficient guidance to make a recommendation, Domini will determine how to vote.

In making these voting determinations, Domini may draw upon a variety of materials including, for example, ISS or other analyses provided by proxy advisory services, Domini’s independent research, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management’s position on the issue in question.

5.

Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini’s website and on the SEC’s website at www.sec.gov; (b) Availability of Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds’ shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini’s proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds’ Board of Trustees on proxy voting activity.

6.

Recordkeeping — Domini will maintain the following records: (a) the Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via electronic filings from the SEC’s EDGAR filing system held by ISS); (c)

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Domini applies one set of voting guidelines to all of its current clients. We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

records of votes cast on behalf of Domini clients (in conjunction with ISS); (d) records of a client’s written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a voting decision, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social Investments.

Social Advisory Services, a division of Institutional Shareholder Services (“ISS”)

ISS and the clients’ custodian monitor corporate events. ISS provides analyses of each issue to be voted on, and makes recommendations based on Domini’s Guidelines. ISS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year. On occasion, ISS provides consulting services to Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves in these circumstances:

•	A Domini fund is included in the 401(k) plan of a client holding, or Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding.
•	A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote.
•

A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from potential conflicts of interest. Most importantly, the majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients’ and Fund shareholders’ best interests to do so.

Where a proxy voting decision is decided in-house by Domini, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

1.

Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini’s staff or management team regarding the proxy issue in question.

2.	If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

3.

Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini’s business. If the conflicts are related to Domini’s business, therefore, Domini will do the following:

a)

Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds’ independent trustees).[4]

b)

Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will delegate the decision to ISS to cast the vote. Domini will take all necessary steps to insulate ISS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

c)	Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client’s request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini’s website at www.domini.com/proxyvoting.html.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini’s privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.